UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2011

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 24, 2011, Lee Enterprises, Incorporated issued a news release updating its revenue guidance for its fourth fiscal quarter ended September 25, 2011.

A copy of the news release is furnished  as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. The information provided in this Item 2.02 shall not be treated as filed for purposes of the Securities and Exchange Act, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	News Release of Lee Enterprises, Incorporated dated October 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: October 24, 2011	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of Lee Enterprises, Incorporated dated October 24, 2011

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